Exhibit 3.

          Certification of Senior Vice President, Corporate Development
                     and Chief Financial Officer pursuant to
       Title 18, United States Code, Section 1350, as adopted pursuant to
                  Section 906 of The Sarbanes-Oxley Act of 2002

I, Pierre Rougeau, Senior Vice President, Corporate Development and Chief Financial Officer of Abitibi-Consolidated Inc., (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

      1. The Annual Report on Form 40-F of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2003


                                        /s/ Pierre Rougeau
                                        ----------------------------------------
                                        Pierre Rougeau, Senior Vice
                                        President, Corporate Development
                                        and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.